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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) APRIL 10, 2000
         ---------------------------------------------------------------





                            EQUITABLE RESOURCES, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




         PENNSYLVANIA                   1-3551               25-0464690
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 (State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)              File Number)        Identification No.)




ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET, PITTSBURGH, PENNSYLVANIA 15219
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    (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code      (412) 553-5700
                                                   ----------------------------


                                      NONE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On April 10, 2000, Equitable Resources, Inc. (the Registrant; NYSE:
EQT) announced completion of the previously announced combination of its Gulf of Mexico assets with Westport Oil and Gas Company.

         A copy of the press release is included as Exhibit 99 to this report.

ITEM 7. FINANCIAL STATEMENTS

         (c)   EXHIBITS

               Exhibit
               Number           Description
               ------           -----------

               Exhibit 99 Equitable Resources, Inc., press release announcing the completion of the previously announced combination of its Gulf of Mexico exploration and production unit with Westport Oil and Gas Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                               EQUITABLE RESOURCES, INC.
                                            ---------------------------------
                                                      (Registrant)



                                         By      /s/ David L. Porges
                                            ---------------------------------
                                                     David L. Porges
                                               Executive Vice President and
                                                  Chief Financial Officer




     April 10, 2000
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                                  EXHIBIT INDEX


Exhibit No.           Document Description                  Sequential Page No.
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    99            Equitable Resources, Inc. press                    5
                  release announcing completion of
                  the combination of its Gulf of Mexico
                  exploration and production unit with
                  Westport Oil and Gas Company.